
dermaPACE
SANUWAVE
SANUWAVE


SANUWAVE® | Acquisition Update




August 12, 2020

Forward Looking Statements

This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company's current views with respect to certain current and future events and financial performance.

Forward-looking statements include all statements that are not statements of historical fact regarding intent, belief or current expectations of the Company, its directors or its officers. Such forward-looking statements, include, without limitation, any statements regarding expected benefits of the transaction and its impact on the Company, expected sales, marketing and other synergies of the combined company, cost savings opportunities, cross-selling opportunities, new revenue channels and product lines, the Company's pro forma sales coverage and organization, sales force growth, international market opportunities and sales model, and growth strategy. Words such as "expects," "anticipates," "projects," "intends," "plans," "believes," "estimates," variations of such words, and similar expressions are also intended to identify such forward-looking statements.

Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond the Company's ability to control. Actual results may differ materially from those projected in the forward-looking statements. These risks and uncertainties, include, without limitation, risks associated with the Company's ability to successfully integrate the UltraMist business, that the transaction may not result in the expected benefits to the Company, risks associated with the regulatory approval and marketing of the Company's product candidates and products, unproven pre-clinical and clinical development activities, regulatory oversight, the Company's ability to manage its capital resource issues, competition, and other factors discussed in detail in the Company's periodic filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement.

SANUWAVE® + celularity

SANUWAVE Health, Inc. Acquires Celularity's UltraMIST® and Partnership Rights for Wound Care Biologic Products for $24 Million

Broadens wound care platform with non-contact ultrasound device and human tissue biologic products that are complementary to SANUWAVE's dermaPACE® System

Provides end-to-end advanced wound care offerings that address the entire care pathway from the initial stages of treatment to wound closure

Enhances SANUWAVE's financial profile by adding significant revenue scale, increasing addressable markets and accelerating top-line growth

Transaction Rationale

Combination of SANUWAVE and Celularity's wound care assets creates a market-leading provider of advanced wound care solutions that improves clinical outcomes across the continuum of care

Investment Thesis

Combine two highly complementary energy transfer technologies with two biologic skin substitute products...

- ✓ Complementary products and technologies with common call points
- ✓ Expands SANUWAVE's addressable market into adjacent wound indications
- ✓ Ability to leverage larger combined sales force and cross-selling opportunities
- ✓ Positions SANUWAVE to address all stages of patient pathway and continuum of care

...to create a platform of scale with an end-to-end product offering in the advanced wound care market

SANUWAVE + celularity

Complementary Technologies and Product Lines

- Uniquely positions SANUWAVE to address the entire advanced wound care patient pathway from the initial stages of treatment to closure
- Synergistic mechanisms of action create a common call point
- Treatment combination of UltraMIST and dermaPACE® creates significant opportunity to demonstrate improved patient outcomes over the current standard of care, initially for DFU with plan for all wound indications

Optimize Operations & Streamline Businesses

- Realize cost savings and efficiencies from streamlining suppliers, footprint, marketing, and sales organization. .
- Significant opportunity to cross-sell UltraMIST and dermaPACE® into existing wound care facilities, hospitals, and clinics. 900+ current UltraMIST clinics.
- Ability to leverage SANUWAVE's existing sales reps and clinical trainer model to drive utilization of UltraMIST and biologic products

Creates Platform of Scale and Drives Cash Flow Generation

- Creates global platform with foothold in wound care centers, private offices, and outpatient clinics
- End-to-end product offering creates attractive platform that delivers significant economic value and improved clinical outcomes
- Existing UltraMIST footprint and cash flow generation supports initial commercialization phases of dermaPACE®

Transaction and Financing Highlights

- **Purchase price:** $24 million
- **Transaction terms:** $20 million cash plus a $4 million seller note
- **EBITDA multiple:** 6x adjusted EBITDA (2019)

  4x first year EBITDA, including year 3 run rate cost synergies
- **Financing:** Proceeds of $44.4 million from issuance of new equity and debt:

  119,250,000 share issuance at $.20 (Restricted Stock)

  1 warrant for each share issued, $.25 strike price, 3 yr. term generating $30 million in cash proceeds over 3 years (Restricted Stock)

  $15 million term debt issuance with 5-year maturity provided by Morgan Stanley Expansion Capital

  $5.6 million in seller notes

  Combined debt balance of $20.6 million, with additional expected borrowing availability of $5 million

  $10 million in cash to balance sheet at closing



SANUWAVE® | Combined Company Overview


UltraMIST


dermaPACE
SANUWAVE
SANUWAVE

Combined Company Overview

Acquired assets generated $15M in revenue and $4M in adjusted EBITDA in 2019 with cost savings opportunities

Highlights

- Compelling cross-selling opportunities with 1,000+ combined accounts, with only 15 overlapping
- 100 "Feet on the Street": 20 W2 and 80 independent sales representatives
- The combination expands SANUWAVE's addressable market into adjacent wound indications
- Common call points and existing customer relationships at hospitals, outpatient clinics, and wound care centers create natural cross-selling opportunities and ability to drive utilization of the entire product portfolio
- Synergistic mechanisms of actions create unique platform opportunity to provide a multi-modality treatment with improved efficacy
- The combination creates an organization with significant wound care expertise that will accelerate commercialization of dermaPACE, UltraMIST, BIOVANCE, and Interfyl

Over $2M in Cost Savings Opportunities

- Exit Celularity outsourced inventory and logistics management contract and bring it in-house
- Consolidate manufacturing locations and bring device assembly in-house
- Reduction in Celularity marketing spend
- Leveraging recent investments in UltraMIST budget impact study and biologics bench top clinical studies by Celularity

SANUWAVE Will Address Entire Advanced Wound Care Continuum

Acute Wound Care		*Chronic / Advanced Wound Care*		
Wound Discovery	**Primary Care Physician**	**Specialist Referral**	**Specialist Treatment**	**Wound Closure**
Weeks 1-2	*Weeks 2-4*	*Weeks 3-5*	*Weeks 4-6*	*Weeks 5-12+*
Home Treatment	**Standard of Care**	**Initial Visit & Treatment**	**Continue Treatment**	**Treatment & Closure**
Self-cleaning and wound dressing	*Clinical exam, cleaning, debridement, wound dressing, offload pressure*	*Diagnostics, debridement, advanced therapy*	*Physician assessment, advanced therapy*	*Cleaning, advanced therapy, wound closure*

Treatment Options

Home Treatment	Standard of Care	Initial Visit & Treatment	Continue Treatment	Treatment & Closure
OTC & Prescription cleaners, gels, films, foams, antibiotics	Debridement; Prescription gels, films, foams, antibiotics	Hyperbaric	Hyperbaric; Negative Pressure	Hyperbaric
Wound dressings	Wound dressings; Walking boot	Negative Pressure	Skin Substitute; Extracellular Matrix	Negative Pressure
Compression				

Energy Devices: dermaPACE® + UltraMIST® + WoundShield®

Biologics: BIOVANCE® + Interfyl®

Decrease Bacteria, Decrease Inflammation, Increase Perfusion → *Better Closure*

dermaPACE® reduces amputation rate of advanced DFUs by more than 2.5x from ~6.6% to ~2.3%[(1)]

(1) FDA trial results comparing dermaPACE therapy vs. a control group.

Large Total Addressable Market in the United States

By combining SANUWAVE and the Celularity Wound Care assets, SANUWAVE is targeting a ~$45 billion market in the US

~$45 Billion
Estimated Annual Wound Care Costs in the United States

~$15 Billion
Diabetic Foot Ulcers (DFUs)[(1)]
Annual treatment costs
All care settings, all payers

2,200
Wound Care Centers in the United States

~$18 Billion
Venous Leg Ulcers (VLUs)[(2)]
Annual treatment costs
Inpatient only, all payers



~$12 Billion
Pressure Ulcers (PUs)[(3)]
Annual treatment costs
Inpatient only, all payers

(1) Rice et al. Diabetes care 2014;37.
(2) 651-658. 2Rice et. al J Med Econ 2014;17 (5): 347-356.
(3) National Pressure Ulcer Advisory Panel (NPUAP). Pressure Ulcer Awareness Day Proclamation. Available at: www.npuap.org/wp-content/uploads/2012/11/Proclamation-Pressure-Ulcer-Awa.

Sales & Marketing Synergies

Compelling cross-selling opportunities with common call points and 1,000+ combined accounts with only 15 overlapping

Existing Strengths and Overlap


SANUWAVE
1. Sales Force
2. Drive International Expansion
Complementary technologies and call points
Clinical solutions for all steps in the wound healing process
1. Established Customer Relationships
2. Biologic Products
celularity

- *Combination of direct and outsourced sales force and international partners will drive cross-selling and increased account penetration*
- *Clinical account managers help drive utilization*

- *Leverage existing international relationships and success stories to launch Celularity products*
- *Regulatory knowledge to fast-track introduction of Biovance and Interfyl*

- *929 customers that would be a natural target for dermaPACE*
- *Leverage existing national GPO to access thousands of podiatrists (DPMs)*
- *National Wound Care Center relationships (Healogics and Restorix)*

- *Biovance and Interfyl create end-to-end product offering*

- *Ability to address all aspects of the wound care patient pathway*

Cross-Selling Opportunities

- Significant cross-selling opportunities through strategic realignment of sales force:
  - SANUWAVE will be able to leverage its combined sales force and existing customer relationships to sell dermaPACE into UltraMIST accounts and vice versa
  - Leverage international joint venture partners and distributors to commercialize UltraMIST and biologic products internationally
  - Employ SANUWAVE's clinical account managers to drive penetration of biologic products at existing accounts
  - Renewed focus on wound care market and multi-modality approach to wound care that benefits the patient and the wound care centers

UltraMIST Private Podiatry Office Opportunity

UltraMIST® THERAPY

Noncontact, low frequency ultrasound (NLFU) is therapeutic ultrasound used in the treatment of acute and chronic wounds.

2020 Medicare National Payment Rates				
CPT Code	Description	Hospital Outpatient APC/Descriptor	Physician Fee Non-Facility (Office)	Physician Fee Facility
97610	Low frequency, noncontact non-thermal ultrasound including topical application(s), when performed, wound assessment and instruction(s) for ongoing care per day	APC 5051 Level 1 Skin Procedure $175.50	$329.86	$19.13

- Focus on private podiatry office placements: price and efficacy
- 11,000+ private podiatry office practices in the U.S.
- 2020 Physician Fee Non-Facility (Office) payment rate for UltraMIST increased 142% from $136.44 rate for 2018 to current $329.86
- Podiatry-focused GPO will enhance sales coverage

U.S. Sales Force

Powerful combined sales force coverage and organization with over 1,000 existing accounts expected to grow to 3,000

Sales Force Overview

Direct

- 20 direct sales representatives
- Average revenue per rep ranges: $500k to $1.5M
- Significant pipeline of wound care centers, hospital systems, and podiatry offices
- Clinical Account Managers support high volume areas to drive applicator utilization
  - Clinical Account Managers are also registered nurses with a deep understanding of the wound care treatment

Independent

- 80 independent sales representatives
- Average revenue per rep: $50k to $500k
- Ametus
- Customized Medical
- GVL Distribution
- JCJ Medical Solutions
- Allivanz
- K2 Medical

Sales Organization


Chief Revenue Officer
Jack Schlechtweg
80 Independent Sales Reps
Regional Sales Manager Northeast
Regional Sales Manager Southeast
Regional Sales Manager Midwest
Regional Sales Manager Southwest
Regional Sales Manager West Coast
Sales Rep
Clinical Account Manager


dermaPACE

SANUWAVE®

SANUWAVE Health Overview


UltraMIST


dermaPACE
SANUWAVE
SANUWAVE

The dermaPACE® System Overview

The dermaPACE® System positions SANUWAVE for continued success in large and emerging markets

Product Overview

- The dermaPACE® System is a **non-invasive device** for the repair and regeneration of skin, musculoskeletal tissue and vascular structures
- Developed to treat chronic wounds
- Utilizes **proprietary form** of high-energy, focused shockwave technology
- Therapy typically lasts 5-7 minutes
- Built on a wealth of medical and shockwave experience and state-of-the-art engineering
- Extensive clinical studies and tests have confirmed its safety and efficacy




reflector
Primary wave
PACE™ wave
treatment site
SANUWAVE

Mechanism of Action



Perfusion & Arteriogenesis



Inflammatory Response



Growth Factor Upregulation



Angiogenesis

Indications for Use

FDA Approved

- Diabetic Foot Ulcers

International

- Diabetic Foot Ulcers
- Post-Operative Wound Healing Defects
- Post-Traumatic Wounds
- Deep-Partial Thickness Burns
- Decubitus Ulcers
- Arterial Leg Ulcers
- Venous Leg Ulcers

dermaPACE® activates biologic signaling and angiogenic responses, producing new vascularization, microcirculatory improvement and tissue regeneration



SANUWAVE®

Overview of Celularity's Wound Care Portfolio


UltraMIST


dermaPACE
SANUWAVE
SANUWAVE

Celularity's Wound Care Portfolio at a Glance

Products focused on promoting natural healing and offering a clinically proven solution even in cases where standard of care has failed

Company Snapshot

- Leading suite of natural wound healing products focused on early wound preparation and closure
- UltraMIST promotes early wound healing through a low-frequency, non-contact process from a self-contained device
- Interfyl and BIOVANCE products used to promote wound closure
  - BIOVANCE provides a natural foundation and scaffold for wound healing and restoration of functional tissue
  - Interfyl allows for cell adherence and growth during tissue repair
- Celularity owns and operates its own life banks, which allows them to control the process from biosourcing through advanced cell manufacturing and productization of biologics products

Product Suite:	• Device that preps wound bed and promotes healing • Biologics for wound closure
Customers:	929 UltraMIST customers
Customer Base:	• Hospitals • Wound Care Centers • VA • Private Office • Nursing Homes & Rehab Facilities
States Served:	46


UltraMIST
TAKE BACK YOUR TERRITORY

Product Portfolio

UltraMIST Platform



UltraMIST



Single Use Applicator

Regenerative Focused Products



BIOVANCE



Interfyl

BIOVANCE®
Human Amniotic Membrane Allograft

Interfyl®
Human Connective Tissue Matrix

Natural wound healing suite of products

UltraMIST Overview

UltraMIST expands SANUWAVE's addressable market with treatment of additional acute and chronic wounds

Product Overview

- **A low-frequency, non-contact ultrasound energy** delivered through a fluid mist
- UltraMIST is unique because the device **never touches the wound surface, making it pain-free**
- Device is self-contained making it easy to set-up, operate and store
- UltraMIST Therapy System includes a generator, treatment wand, and applicator
- Applicators provided in a case of twelve single-use (per patient) disposable applicators

Mechanism of Action

1. **Delivers ultrasonic energy**
2. **Creates micro-strains**
3. **Micro-strains promote healing**


Inflammatory Cells
Bacteria / Biofilm
Blood Vessels
1 Increase Perfusion
2 Decrease Inflammation
3 Decrease Bacteria

FDA Approved Indications

- Diabetic Foot Ulcers
- Pressure Ulcers
- Venous Leg Ulcers
- Deep Tissue Pressure Injuries
- Surgical Wounds

UltraMIST Therapy Systems produce a low energy ultrasound-generated mist used to promote wound healing through wound cleansing and maintenance debridement by the removal of fibrin, yellow slough, tissue exudates and bacteria

Celularity's Biologic Products

BIOVANCE®
Human Amniotic Membrane Allograft

Overview





- Provides a natural foundation for wound healing
- Key cells and proteins move into the BIOVANCE material promoting tissue regeneration and wound healing
- Serves as intact extracellular matrix required for appropriate healing

Easy application and wound visualization

- Flexible – conforms to irregular surfaces
- Adaptable – self-adheres but can be sutured, taped, stapled, or glued
- Bidirectional – can be applied with either side facing the wound

Easy storage and preparation

- 5-year shelf life eliminates need for pre-ordering
- Room temperature storage – no refrigeration necessary
- No thawing, rinsing, or soaking required
- Available in multiple sizes for application flexibility

Interfyl®
Human Connective Tissue Matrix

Overview





- Replaces damaged integumental soft tissue
- Augments / supplements inadequate connective tissues
- Repairs small surgical defects including exposed vital structures (bone, tendon, ligament, or nerve)

Adaptable filler of decellularized connective tissue matrix

- Can fill irregular spaces or soft tissue deficits
- Allows for cell adherence and growth during tissue repair
- Consists of natural structural and biochemical extracellular matrix components
- Provides structural support while maintaining elasticity

Available in both flowable and particulate forms

- 1.5mL flowable format in 3-mL syringe
- 50mg and 100mg particulates in vial

Celularity Wound Care Product Reimbursement

	UltraMIST (Ultrasound Healing Therapy)	BIOVANCE® (Human Amniotic Membrane Allograft)	Interfyl® (Human Connective Tissue Matrix)
Code:	CPT Code 97610	HCPCS Code Q4154	HCPCS Code Q4171
Description:	Low frequency, noncontact non-thermal ultrasound including topical application(s), when performed, wound assessment and instruction(s) for ongoing care per day	Application of BIOVANCE (per square centimeter) as a skin substitute graft	Application of Interfyl (per mg particulate; mL flowable) as a human tissue derived connective tissue matrix or filler
Fees:[1]	• Hospital Outpatient / Ambulatory: - Procedure: $175.50 - Physician Fee (Facility): $19.13 - Physician Fee (Non-Facility): $329.86	• Hospital Outpatient: - Procedure: $1,622.74-$2,977.29 - BIOVANCE: ~$1,500 bundled payment - Physician Fee (Facility): $132.63-$210.04 • Ambulatory Surgical Center: - Procedure: $819.95-$1,504.38 - BIOVANCE: ASP +6% - Physician Fee (Facility): $132.63-$210.04 • Office Setting: - Procedure: $154.83-$353.32 - BIOVANCE: ASP + 6% - Physician Fee: $154.83-$353.32	• Hospital Outpatient: - Procedure: $261.74 - Interfyl: ASP - Physician Fee (Facility): $40.78-$41.50 • Ambulatory Surgical Center: - Procedure: $25.98-$27.43 - Interfyl: ASP - Physician Fee (Facility): $40.78-$41.50 • Office Setting: - Procedure: $247 (injection) - Interfyl: ASP + 6% - Physician Fee: Cost + 6%
Additional Detail:	• UltraMIST 97610 cannot be billed with any other codes • Can be billed up to 3 times a week • 5 active Medicare MAC LCDs which have guidelines for use. Noridian MAC in process of publishing Active LCD in 2020 - States without will approve based on active LCDs and commercial Medicare Advantage Plans will follow MAC guidance (unless otherwise stated) • Any mid-level, nurse, or MA must have a physician in the building in order to bill 97610	• Requires that DFU has failed to respond to standard of care for 4-6 weeks • Can be billed weekly • 3 active Medicare MAC LCDs which have guidelines for use • Additional Active Coverage LCDs for 2 MACs being created in 2020	• Facility and Ambulatory Surgery Center Outpatient / Inpatient use billed and paid under the DRG / APC payment for procedure done • Office setting guidelines depend on medical necessity and prior authorization with payer • Per case use for frequency of billing • MACs currently have no guidance for particulate or flowable human amniotic membranes

(1) UltraMIST, BIOVANCE, and Interfyl reimbursement based on 2020 Medicare national payment rates.



SANUWAVE® | Growth Strategy


UltraMIST


dermaPACE
SANUWAVE
SANUWAVE

Foundation for Sustained Growth

Building on a strong foundation, SANUWAVE would have multiple avenues to drive continued, sustained growth

Other Medical and Non-Medical Applications
- Capitalize on other medical markets – orthopedics, pain, plastic surgery, and vascular / cardiac
- Expand into non-medical applications – have existing relationship with NASA

Strong Advanced Wound Care Pipeline
- Continued R&D investment to drive product enhancements and innovative new products to meet needs and volume of market
- Sustainable Biologics product pipeline

Expand U.S. Addressable Market
- $45B of addressable market through adjacent wound indications
- Target indications: Venus Leg Ulcers, Pressure Ulcers, Deep Tissue Pressure Injuries, Surgical Wounds

UltraMIST International Commercialization
- Strong network of international joint venture partners and distributors
- Leverage dermaPACE® market awareness to drive UltraMIST

Cross-Selling Opportunities
- Leverage complementary technologies and common call points
- Utilize large combined salesforce

				Other Applications
			Strong Advanced Wound Care Pipeline	Innovative solutions to improve patient outcomes
		Expand U.S. Addressable Market	No product updates required	Existing relationships create natural sales channel
	Commercialize UltraMIST Internationally	Strong interest from international partners	Existing infrastructure will facilitate placements	Large, growing international wound care market
Cross-Selling Opportunities	Increases indications served and expands wound care footprint	Significant industry tailwinds	Complementary treatment therapies	Drive penetration of biologic products

Conclusion

- Broadens Commercial Infrastructure and "Feet on the Street" to 100 Sales Resources
- Significant Cross-Selling Opportunities: 1,000+ Accounts with Only 15 Overlapping
- Innovative, Patent-Protected Technologies Supporting a Strong Wound Care Product Portfolio
- End-to-End Advanced Wound Care Offerings that Address the Entire Care Pathway
- Highly Attractive Business Model with Strong Reoccurring Revenue
- Unique Value Proposition that is Compelling to Patients, Providers and Payers
- Leveraging Reimbursement Team to Drive Full Coverage of dermaPACE Nationally
- Cash Flow Positive Day 1 (excluding one-time items due to integration and deal expenses)